UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 30, 2021

Kensington Capital Acquisition Corp. II

(Exact Name of Registrant as Specified in Charter)

Delaware	001-40114	86-1326226
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1400 Old Country Road, Suite 301 Westbury, New York	11590
(Address of principal executive offices)	(Zip code)

(703) 674-6514

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, par value $0.0001 per share, and one-fourth of one redeemable warrant	KCAC.U	The New York Stock Exchange
Class A common stock included as part of the units	KCAC	The New York Stock Exchange
Redeemable warrants included as part of the units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	KCAC WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On September 30, 2021, Kensington Capital Acquisition Corp. II, a Delaware corporation (“Kensington”), held a special meeting in lieu of the 2021 annual meeting of stockholders (the “Special Meeting”) in connection with the proposed business combination (the “Business Combination”) of Kensington and Wall Box Chargers, S.L., a Spanish limited liability company (sociedad limitada) (the “Company”), as described in the proxy statement and prospectus filed by Kensington with the Securities and Exchange Commission on September 20, 2021 (the “Proxy Statement”). Present at the Special Meeting were holders of 22,013,340 shares of Kensington’s common stock (the “Common Stock”) in person or by proxy, representing 76.56% of the voting power of the Common Stock as of August 30, 2021, the record date for the Special Meeting (the “Record Date”), and constituting a quorum for the transaction of business. As of the Record Date, there were 28,750,000 shares of Common Stock outstanding. Capitalized terms used in this Current Report on Form 8-K but not otherwise defined herein have the meanings given to them in the Proxy Statement.

At the Special Meeting, Kensington’s stockholders approved the Business Combination Proposal and the Merger Proposal, in each case as defined and described in greater detail in the Proxy Statement.

The approval of the Business Combination Proposal required the affirmative vote (in person or by proxy) of holders of a majority of the outstanding shares of Kensington’s Common Stock entitled to vote and actually voted thereon at the Special Meeting, voting as a single class. The approval of the Merger Proposal required the affirmative vote (in person or by proxy) of holders of a majority of the outstanding shares of Kensington’s Common Stock entitled to vote thereon at the Special Meeting, voting as a single class. The Adjournment Proposal, as defined and described in greater detail in the Proxy Statement, was not presented to Kensington’s stockholders as the Business Combination Proposal and the Merger Proposal each received a sufficient number of votes for approval.

Set forth below are the final voting results for the Business Combination Proposal and the Merger Proposal:

Proposal 1: The Business Combination Proposal

The Business Combination Agreement, dated as of June 9, 2021 (as may be amended from time to time, the “Business Combination Agreement”), by and among Kensington, the Company, Wallbox B.V., a private company with limited liability incorporated under the laws of the Netherlands (besloten vennootschap met beperkte aansprakelijkheid) (which will be converted into a public company with limited liability incorporated under the laws of the Netherlands (naamloze vennootschap) (“Holdco”)), and Orion Merger Sub Corp., a Delaware corporation (“Merger Sub”), and the transactions contemplated thereby, was approved and adopted. The voting results were as follows:

For	Against	Abstentions
20,893,692	1,014,190	105,458

Proposal 2: The Merger Proposal

The Merger, pursuant to which Merger Sub will merge with and into Kensington with Kensington as the surviving company and each share of Kensington’s Class A common stock and Class B common stock outstanding immediately prior to the effective time of the Merger (other than certain customarily excluded shares) will be converted into and become one share of new Kensington common stock, and each such share of new Kensington common stock will immediately thereafter be exchanged by means of a contribution in kind in exchange for the issuance of Holdco Class A shares, whereby Holdco will issue one Holdco Class A share for each share of new Kensington common stock exchanged, was approved and adopted. The voting results were as follows:

For	Against	Abstentions
20,893,518	1,014,172	105,650

Item 7.01.	Regulation FD Disclosure.

Kensington expects the Business Combination to close on October 1, 2021 and the combined company’s Class A ordinary shares and warrants to commence trading on The New York Stock Exchange under the ticker symbols “WBX” and “WBX.WS,” respectively, on October 4, 2021.

Forward-Looking Statements

This Current Report on Form 8-K includes, or incorporates by reference, certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of revenue and other financial and performance metrics, projections of market opportunity, expectations and timing related to product development, potential benefits of the Transactions, and expectations related to the terms and timing of the Transactions. These statements are based on various assumptions and on the current expectations of Kensington’s and the Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Kensington and the Company. These forward looking statements are subject to a number of risks and uncertainties, including general economic, financial, legal, political and business conditions and changes in domestic and foreign markets; the outcome of judicial proceedings to which Kensington or the Company may become a party (including any legal proceedings that may be instituted against Kensington or the Company regarding the Transactions); the inability of the parties to successfully or timely consummate the Transactions or to satisfy the other conditions to the closing of the Transactions, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company; the risk that the approval of the stockholders of Kensington for the Transactions is not obtained; failure to realize the anticipated benefits of the Transactions, including as a result of a delay in consummating the Transactions or difficulty in, or costs associated with, integrating the businesses of Kensington and the Company; the amount of redemption requests made by Kensington’s stockholders; the occurrence of events that may give rise to a right of one or both of Kensington and the Company to terminate the Business Combination Agreement; risks related to the rollout of the Company’s business, the development and performance of the Company’s products, and the timing of expected business milestones; the risk that the Transactions disrupt Kensington’s or the Company’s current plans and operations; the ability to grow and manage growth following the Transactions; the effects of competition on the Company’s future business; and those factors discussed in the Registration Statement, as amended, under the heading “Risk Factors,” and other documents of Kensington filed, or to be filed, with the SEC. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Kensington nor the Company presently do not know or that Kensington and the Company currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Kensington’s and the Company’s expectations, plans or forecasts of future events and views as of the date of this Current Report on Form 8-K. Kensington and the Company anticipate that subsequent events and developments will cause their assessments to change. However, while Kensington and the Company may elect to update these forward-looking statements at some point in the future, Kensington and the Company specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Kensington’s or the Company’s assessments as of any date subsequent to the date of this Current Report on Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: September 30, 2021

KENSINGTON CAPITAL ACQUISITION CORP. II

By:	/s/ Daniel Huber
Name: Daniel Huber
Title: Chief Financial Officer

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